Exhibit 99.1

Deloitte & Touche LLP
3 Second Street
Suite 301
Harborside Plaza 10
Jersey City, NJ 07302
USA

Tel: +1 212 937 8202
www.deloitte.com

Harvest Small Business Finance, LLC

24422 Avenida De La Carlota, Suite 400

Laguna Hills, California 92653

Independent Accountants’ Report

on Applying Agreed-Upon Procedures

We have performed the procedures described below, related to certain information with respect to a portfolio of small business loans in connection with the proposed offering of Harvest SBA Loan Trust 2026-1. Harvest Small Business Finance, LLC (the “Company”) is responsible for the information provided to us, including the information set forth in the Data File (as defined herein).

The Company has agreed to the procedures and acknowledged that the procedures performed are appropriate to meet the intended purpose of evaluating the accuracy of certain information set forth on the Data File. Additionally, Performance Trust Capital Partners, LLC (together with the Company, the “Specified Parties”) has agreed to the procedures and acknowledged that the procedures performed are appropriate for their purposes. This report may not be suitable for any other purpose. The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. Consequently, we make no representations regarding the appropriateness of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

We performed certain procedures on earlier versions of the Data File and communicated differences prior to being provided the final Data File, which was subjected to the procedures described below.

Agreed-Upon Procedures

On September 11, 2026, representatives of the Company provided us with a computer-generated small business loan data file (the “Data File”) and related record layout containing data, as represented to us by the Company, as of the close of business on August 31, 2026, with respect to 306 small business loans (the “Small Business Loans”).

At the instruction of the Company, we performed certain comparisons and recomputations for each of the Small Business Loans relating to the small business loan characteristics (the “Characteristics”) set forth on the Data File and indicated below.

Member of
Deloitte Touche Tohmatsu Limited

Characteristics

1.	City	20.	Index
2.	State	21.	Original Loan Term (months)
3.	Zip Code	22.	Original Principal Balance
4.	Appraised Value	23.	Spread
5.	Property Address	24.	SBA Terms and Conditions / Authorization Date
6.	6-digit NAICS Code	25.	Current Principal Balance
7.	DSCR	26.	Current Intertest Rate
8.	Date Business Established	27.	Days Delinquent
9.	Obligor FICO	28.	Pay String
10.	Number of Years in Business	29.	Unguaranteed Portion
11.	Note Date	30.	Guaranteed Portion
12.	Obligor Name	31.	Remaining Term (months)
13.	Original Loan Term (years)	32.	Remaining Term (years)
14.	Funding Date	33.	Current Loan Age
15.	Next Due Date	34.	Original LTV*
16.	Maturity Date	35.	Current LTV*
17.	Purchase Price	36.	Original CLTV**
18.	Company Name	37.	Current CLTV***
19.	SBA Gty%

*For Small Business Loans with a “Lien Position” of “1st” (as set forth on the Data File ) only.

** For Small Business Loans that indicated a “Principal Balance of Additional HSBF Financing at Origination” greater than $0.00 (as set forth on the Data File) only.

*** For Small Business Loans that indicated a “Current Principal Balance of Additional HSBF Financing” greater than $0.00 (as set forth on the Data File) only.

We compared Characteristics 1. through 5. to the corresponding information set forth on or derived from the “Appraisal Report.”

We compared Characteristics 6. through 10. to the corresponding information set forth on or derived from the “Credit Approval Memorandum.”

We compared Characteristics 11. through 13. to the corresponding information set forth on or derived from the “Promissory Note.”

We compared Characteristics 14. through 16. to the corresponding information set forth on or derived from the “Disbursement Report.”

We compared Characteristic 17. to the corresponding information set forth on or derived from the “Purchase Agreement” or the “Closing Statement.”

We compared Characteristics 18. through 24. to the corresponding information set forth on or derived from the “SBA Terms and Conditions” or “SBA Loan Authorization Form.”

We compared Characteristics 25. and 26. to the corresponding information set forth on or derived from the “Trial Balance.”

We compared Characteristic 27. to the corresponding information set forth on or derived from the “Delinquency Report.”

We compared Characteristic 28. to the corresponding information set forth on or derived from the “Loan Transcript.”

We recomputed Characteristic 29. as the product of (i) the Current Principal Balance (as set forth on or derived from the Trial Balance) and (ii) the difference between (a) 100% and (b) the SBA Gty% (as set forth on or derived from the SBA Terms and Conditions or SBA Loan Authorization Form). We compared such recomputed information to the corresponding information set forth on the Data File.

We recomputed Characteristic 30. as the product of (i) the Current Principal Balance (as set forth on or derived from the Trial Balance) and (ii) the SBA Gty% (as set forth on or derived from the SBA Terms and Conditions or SBA Loan Authorization Form). We compared such recomputed information to the corresponding information set forth on the Data File.

We recomputed Characteristic 31. as the number of months between (i) the Maturity Date (as set forth on or derived from the Disbursement Report) and (ii) August 31, 2026. We compared such recomputed information to the corresponding information set forth on the Data File.

We recomputed Characteristic 32. as the number of years between (i) the Maturity Date (as set forth on or derived from the Disbursement Report) and (ii) August 31, 2026. We compared such recomputed information to the corresponding information set forth on the Data File.

We recomputed Characteristic 33. as the difference between (i) the Remaining Term (months) (as determined above) and (ii) the Original Loan Term (months) (as set forth on or derived from the SBA Terms and Conditions or SBA Loan Authorization Form). We compared such recomputed information to the corresponding information set forth on the Data File.

With respect to Characteristic 34., we recomputed the Original LTV by dividing (a) the Original Principal Balance (as set forth on or derived from the SBA Terms and Conditions or SBA Loan Authorization Form) by either (b) in the case of a “loan purpose” of “Acquisition” (as set forth on the Data File), the lesser of (i) the Appraised Value (as set forth on or derived from the Appraisal Report) and (ii) Purchase Price (as set forth on or derived from the Purchase Agreement or the Closing Statement) or (c) in the case of a “loan purpose” of “Refinancing” (as set forth on the Data File), the Appraised Value (as set forth on or derived from the Appraisal Report). We compared such recomputed information to the corresponding information set forth on the Data File.

With respect to Characteristic 35., we recomputed the Current LTV by dividing (a) the Current Principal Balance (as set forth on or derived from the Trial Balance) by either (b) in the case of a “loan purpose” of “Acquisition” (as set forth on the Data File), the lesser of (i) the Appraised Value (as set forth on or derived from the Appraisal Report) and (ii) Purchase Price (as set forth on or derived from the Purchase Agreement or the Closing Statement) or (c) in the case of a “loan purpose” of “Refinancing” (as set forth on the Data File), the Appraised Value (as set forth on or derived from the Appraisal Report). We compared such recomputed information to the corresponding information set forth on the Data File.

With respect to Characteristic 36., we recomputed the Original CLTV by dividing (a) the sum of (i) the Original Principal Balance (as set forth on or derived from the SBA Terms and Conditions or SBA Loan Authorization Form) and (ii) the Principal Balance of Additional HSBF Financing at Origination (as set forth on the Data File) by (b) the Appraised Value (as set forth on or derived from the Appraisal Report). We compared such recomputed information to the corresponding information set forth on the Data File.

With respect to Characteristic 37., we recomputed the Current CLTV by dividing (a) the sum of (i) the Current Principal Balance (as set forth on or derived from the Trial Balance) and (ii) the Current Principal Balance of Additional HSBF Financing (as set forth on the Data File) by (b) the Appraised Value (as set forth on or derived from the Appraisal Report). We compared such recomputed information to the corresponding information set forth on the Data File.

The small business loan documents described above, including any information obtained from the indicated system, and any other related documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Loan Documents.” We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Loan Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein. In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Loan Documents. In addition, we make no representations as to whether the Loan Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Small Business Loans.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Data File were found to be in agreement with the above-mentioned Loan Documents.

******

We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the Small Business Loans underlying the Data File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the Small Business Loans or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. We have no responsibility to update this report for events or circumstances that occur subsequent to the date of this report.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants (“AICPA”). An agreed-upon procedures engagement involves the practitioner performing specific procedures that the engaging party has agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review engagement conducted in accordance with attestation standards established by the AICPA, the objective of which would be the expression of an opinion or conclusion, respectively, on the Data File. Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

We are required to be independent of the Company and to meet our other ethical responsibilities, as applicable for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA. Independence requirements for agreed-upon procedure engagements are less restrictive than independence requirements for audit and other attestation services.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

September 16, 2026